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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                          ----------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 11, 2005
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                Date of report (Date of earliest event reported)

                              ATLANTIC REALTY TRUST
             (Exact name of registrant as specified in its charter)

           Maryland                   0-27562                   13-3849655
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       (State or other              (Commission              (I.R.S. Employer
jurisdiction of incorporation)      File Number)          Identification Number)

     747 Third Avenue, New York, NY                               10017
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     (Address of principal executive offices)                  (Zip Code)

     Registrant's telephone number, including area code       212-702-8561
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          Former name or former address, if changed since last report)

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ITEM 1.01. MATERIAL AGREEMENTS.

         On July 11, 2005, Atlantic Realty Trust (the "Trust") reported that it entered into a third amendment (the "Third Amendment") to the Indemnification Agreement (the "Indemnification Agreement") the Trust entered into with Kimco Realty Corporation ("Kimco") on March 28, 2005, pursuant to which the Trust agreed to allow Kimco to conduct due diligence on the Hylan Plaza Shopping Center, the primary asset of the Trust. The Indemnification Agreement was entered into in connection with Kimco's bid to acquire the Hylan Plaza Shopping Center from the Trust and provided that commencing on March 28, 2005 and for a period of forty five (45) days thereafter (such period being referred to as the "Exclusivity Period"), neither the Trust nor any of its representatives or agents would engage in negotiations or discussions with any party other than Kimco for the sale of the capital stock or assets of the Trust, including the sale of the Hylan Plaza Shopping Center. Previous amendments extended the Exclusivity Period to July 11, 2005, and the Third Amendment extends the Exclusivity Period to August 5, 2005. While the Trust and Kimco have entered into the Indemnification Agreement, the Trust has not as of the date hereof accepted Kimco's offer to purchase the Hylan Center; therefore, there is no assurance that Kimco and the Trust will enter into a definitive agreement in respect thereto. Attached hereto and incorporated herein by reference as Exhibit
10.1 is the Third Amendment.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATLANTIC REALTY TRUST


Date:    July 12, 2005                  By:  /s/ Edwin R. Frankel
                                            ----------------------------
                                            Name:   Edwin R. Frankel
                                            Title:  Executive Vice President,
                                                    Chief Financial Officer,
                                                    Secretary and Principal
                                                    Financial and Accounting
                                                    Officer


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Exhibit Number        Description
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     10.1             Amendment 3 to the Indemnification Agreement dated as of
                      July 11, 2005 by and between Atlantic Realty Trust and Kimco Realty Corporation.